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Consents of Independent Accountants                                 Exhibit 23.1

                          Independent Auditors' Consent
                          -----------------------------

The Board of Directors
Kansas City Southern Industries, Inc.:

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122, 333-58250,
and 333-51854), on Form S-3 (Nos. 33-69648 and 333-61006) and on Form S-4 (No.
333-54262) of Kansas City Southern Industries, Inc. of our report dated March 28, 2002 with respect to the consolidated balance sheet of Kansas City Southern Industries, Inc. as of December 31, 2001, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 2001, which report appears in the December 31, 2001 annual report on Form 10-K of Kansas City Southern Industries, Inc.

/s/ KPMG LLP

Kansas City, Missouri
March 28, 2002

CONSENT OF PRICEWATERHOUSECOOPERS, S.C.

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122,
333-58250, and 333-51854), on Form S-3 (Nos. 33-69648 and 333-61006) and on Form
S-4 (No. 333-54262) of Kansas City Southern Industries, Inc. of our report dated March 26, 2002 relating to the consolidated financial statements of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., which appears in this Form 10-K.

/s/ PricewaterhouseCoopers, S.C.

Mexico, D.F.
March 27, 2002


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122,
333-58250, and 333-51854), on Form S-3 (Nos. 33-69648 and 333-61006) and on Form
S-4 (No. 333-54262) of Kansas City Southern Industries, Inc. of our report dated March 22, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
March 28, 2002